SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported):  June 25, 2002


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of January 1, 2002 providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-2)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                333-63602-1                74-2440858
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                              3 World Financial Center
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-2 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of January 1, 2002 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and JPMorgan Chase Bank, as Trustee. On June 25, 2002 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on June 25, 2002 is filed as
               Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein



Date:  July 8, 2002        By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         June 25, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on June 25, 2002



     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-2
                              STATEMENT TO CERTIFICATEHOLDERS
                                     June 25, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA1     200,000,000.00     191,989,068.34   1,178,729.52    1,047,940.33    2,226,669.85    0.00          0.00      190,810,338.82
IA2      13,049,000.00      12,775,821.83      69,229.01       69,734.69      138,963.70    0.00          0.00       12,706,592.82
IA3      12,410,000.00      12,683,178.17           0.00            0.00            0.00    0.00     69,229.01       12,752,407.18
IA4      28,500,000.00      28,500,000.00           0.00      155,562.50      155,562.50    0.00          0.00       28,500,000.00
IIA1     38,331,000.00      35,867,000.00     616,000.00      164,316.40      780,316.40    0.00          0.00       35,251,000.00
IIA3     50,000,000.00      46,039,573.14   1,843,423.74      249,268.73    2,092,692.47    0.00          0.00       44,196,149.40
IIA4    100,000,000.00      92,984,203.32   2,685,814.22      503,437.65    3,189,251.87    0.00          0.00       90,298,389.10
IIA5     12,300,000.00      12,300,000.00           0.00       66,595.00       66,595.00    0.00          0.00       12,300,000.00
AP        1,734,900.00       1,721,375.65       4,621.62            0.00        4,621.62    0.00          0.00        1,716,754.03
B1       10,044,000.00      10,012,052.57       8,178.13       54,703.93       62,882.06    0.00          0.00       10,003,874.44
B2        2,390,000.00       2,382,398.02       1,946.01       13,016.96       14,962.97    0.00          0.00        2,380,452.01
B3        3,587,000.00       3,575,590.65       2,920.65       19,536.34       22,456.99    0.00          0.00        3,572,670.00
B4        2,630,000.00       2,621,634.63       2,141.43       14,324.10       16,465.53    0.00          0.00        2,619,493.20
B5        1,673,000.00       1,667,678.61       1,362.21        9,111.87       10,474.08    0.00          0.00        1,666,316.40
B6        1,680,461.00       1,675,310.65       1,368.43        9,153.58       10,522.01    0.00          0.00        1,673,942.22
R               100.00               0.00           0.00            0.00            0.00    0.00          0.00                0.00
P                 0.00               0.00           0.00            0.00            0.00    0.00          0.00                0.00
TOTALS  478,329,461.00     456,794,885.58   6,415,734.97    2,376,702.08    8,792,437.05    0.00     69,229.01      450,448,379.62

IIA2      5,897,076.00       5,517,999.08           0.00       29,875.70       29,875.70    0.00          0.00        5,423,229.85
AX        7,277,400.00       6,074,673.44           0.00       33,071.09       33,071.09    0.00          0.00        6,037,365.32
PAX       7,754,619.00       7,727,630.51           0.00       41,919.61       41,919.61    0.00          0.00        7,637,598.56
IAX      70,784,938.00      66,673,930.24           0.00       35,122.34       35,122.34    0.00          0.00       63,258,827.56
AP1       1,499,512.00       1,486,818.47       4,408.36            0.00        4,408.36    0.00          0.00        1,482,410.11
AP2         235,388.00         234,557.18         213.26            0.00          213.26    0.00          0.00          234,343.92
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
IA1     86358R VC8       959.94534170      5.89364760     5.23970165   11.13334925      954.05169410      IA1            6.550000 %
IA2     86358R VD6       979.06520270      5.30531152     5.34406391   10.64937543      973.75989118      IA2            6.550000 %
IA3     86358R VE4     1,022.01274537      0.00000000     0.00000000    0.00000000    1,027.59123127      IA3            6.550000 %
IA4     86358R VF1     1,000.00000000      0.00000000     5.45833333    5.45833333    1,000.00000000      IA4            6.550000 %
IIA1    86358R VH7       935.71782630     16.07054342     4.28677572   20.35731914      919.64728288      IIA1           5.500000 %
IIA3    86358R VK0       920.79146280     36.86847480     4.98537460   41.85384940      883.92298800      IIA3           6.500000 %
IIA4    86358R VL8       929.84203320     26.85814220     5.03437650   31.89251870      902.98389100      IIA4           6.500000 %
IIA5    86358R VM6     1,000.00000000      0.00000000     5.41422764    5.41422764    1,000.00000000      IIA5           6.500000 %
AP      86358R VP9       992.20453628      2.66391146     0.00000000    2.66391146      989.54062482      AP             0.000000 %
B1      86358R VR5       996.81925229      0.81423039     5.44642871    6.26065910      996.00502190      B1             6.557172 %
B2      86358R VS3       996.81925523      0.81423013     5.44642678    6.26065690      996.00502510      B2             6.557172 %
B3      86358R VT1       996.81925007      0.81423195     5.44642877    6.26066072      996.00501812      B3             6.557172 %
B4      86358R VV6       996.81925095      0.81423194     5.44642586    6.26065779      996.00501901      B4             6.557172 %
B5      86358R VW4       996.81925284      0.81423192     5.44642558    6.26065750      996.00502092      B5             6.557172 %
B6      86358R VX2       996.93515648      0.81431821     5.44706482    6.26138304      996.12083827      B6             6.557172 %
R       86358R VU8         0.00000000      0.00000000     0.00000000    0.00000000        0.00000000      R              6.550000 %
TOTALS                   954.97961724     13.41279493     4.96875537   18.38155031      941.71155312

IIA2    86358R VJ3       935.71781676      0.00000000     5.06618873    5.06618873      919.64727095      IIA2           6.500000 %
AX      86358R VG9       834.73128315      0.00000000     4.54435513    4.54435513      829.60471047      AX             6.533857 %
PAX     86358R VN4       996.51968846      0.00000000     5.40576010    5.40576010      984.90958228      PAX            6.511803 %
IAX     86358R VQ7       941.92256324      0.00000000     0.49618381    0.49618381      893.67638579      IAX            0.632320 %

AP1                      991.53489269      2.93986310     0.00000000    2.93986310      988.59502958      AP1            0.000000 %
AP2                      996.47042330      0.90599351     0.00000000    0.90599351      995.56442979      AP2            0.000000 %
---------------------------------------------------------------------------------------------------    ---------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Nadezhka Thomas
               JPMorgan Chase Bank - Structured Finance Services
                          450 West 33rd St, 14th Floor
                            New York, New York 10001
                              Tel: (212) 946-7959
                              Fax: (212) 946-8744
                        Email: Nadezhka.Thomas@chase.com
                     ---------------------------------------
                                                                        Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
                                       -6-


     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-2
                              STATEMENT TO CERTIFICATEHOLDERS
                                     June 25, 2002

Class AX1 Beginning Balance                            4,113,369.31
Class AX1 Interest Amount                                 22,452.14
Approximate Class AX1 Ending Balance                   4,110,061.19

Class AX2 Beginning Balance                            1,961,304.13
Class AX2 Interest Amount                                 10,618.95
Approximate Class AX2 Ending Balance                   1,927,304.13

Class PAX1 Beginning Balance                           1,824,159.43
Class PAX1 Interest Amount                                 9,956.87
Approximate Class PAX1 Ending Balance                  1,788,905.84

Class PAX2 Beginning Balance                           5,903,471.08
Class PAX2 Interest Amount                                31,962.74
Approximate Class PAX2 Ending Balance                  5,848,692.72

Class IAX1 Beginning Balance                           24,934,887.98
Class IAX1 Interest Amount                                 12,091.12
Class IAX1 Ending Balance                              25,537,165.08

Class IAX2 Beginning Balance                           40,739,042.26
Class IAX2 Interest Amount                                 23,031.22
Class IAX2 Ending Balance                              37,721,662.48

Total Scheduled Principal Amounts                        373,509.37
Group 1 Scheduled Principal Amounts                      219,705.40
Group 2 Scheduled Principal Amounts                      153,803.97

Total Unscheduled Principal Amounts                    5,972,789.27
Group 1 Unscheduled Principal Amounts                    973,706.69
Group 2 Unscheduled Principal Amounts                  4,999,082.68

Total Net Liquidation Proceeds                                  0.00
Group 1 Net Liquidation Proceeds                                0.00
Group 2 Net Liquidation Proceeds                                0.00

Total Insurance Proceeds                                        0.00
Group 1 Insurance Proceeds                                      0.00
Group 2 Insurance Proceeds                                      0.00

Aggregate  Advances                                             0.00
Group 1  Aggregate  Advances                                    0.00
Group 2 Aggregate  Advances                                     0.00

Aggregate Ending Principal Balance                    450,448,379.61
Group 1 Aggregate Ending Principal Balance            258,519,632.55
Group 2 Aggregate  Ending Principal Balance           191,928,747.06

Aggregate Non-Po Ending Principal Balance             448,731,625.58
Group 1 Non-Po Aggregate Ending Principal Balance     257,032,814.57
Group 2 Non-Po Aggregate  Ending Principal Balance    191,694,403.28

Current Period Realized Losses                                  0.00
Group 1 Current Period Realized Losses                          0.00
Group 2 Current Period Realized Losses                          0.00
Fraud Loss Limit                                        9,566,589.00
Bankruptcy Loss Loss Limit                                120,971.00
Special Hazard Loss Loss Limit                          5,986,890.00

Bankruptcy Losses                                               0.00
Group 1 Bankruptcy Losses                                       0.00
Group 2 Bankruptcy Losses                                       0.00

Fraud Losses                                                    0.00
Group 1 Fraud Losses                                            0.00
Group 2 Fraud Losses                                            0.00

Special Hazard Losses                                           0.00
Group 1 Special Hazard Losses                                   0.00
Group 2 Special Hazard Losses                                   0.00

Servicing Fees                                             95,165.58
Master Servicing Fee (including Retained Interest)              0.00
Retained Interest Fees                                     64,491.17
PMI Fees                                                    7,660.84



                                       -7-


     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-2
                              STATEMENT TO CERTIFICATEHOLDERS
                                     June 25, 2002


Sec. 4.03(ix)Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

 Group 1
--------------------
Category              Number       Principal Balance               Percentage
1 Month                5            2,160,640.60                  0.84 %
2 Month                3              870,064.08                  0.34 %
3 Month                0                    0.00                  0.00 %
Total                  8            3,030,704.68                  1.18 %


 Group 2
--------------------
Category              Number       Principal Balance               Percentage
1 Month               12            5,235,769.33                  2.73 %
2 Month                0                    0.00                  0.00 %
3 Month                0                    0.00                  0.00 %
 Total                12            5,235,769.33                  2.73 %


 Group Totals
--------------------
Category              Number       Principal Balance               Percentage
1 Month               17            7,396,409.93                  1.64 %
2 Month                3              870,064.08                  0.19 %
3 Month                0                    0.00                  0.00 %
 Total                20            8,266,474.01                  1.83 %


Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

 Group 1
------------------
         Number           Principal Balance           Percentage
           0                      0.00                 0.00 %

 Group 2
------------------
         Number           Principal Balance           Percentage
           1                421,197.56                 0.22 %


Group Totals
------------------
         Number           Principal Balance           Percentage
           1                421,197.56                 0.09 %







Sec. 4.03(x)Number and Aggregate Principal Amounts of REO Loans

 Group 1
------------------
         Number           Principal Balance           Percentage
           0                      0.00                 0.00 %

 Group 2
------------------
         Number           Principal Balance           Percentage

           0                      0.00                 0.00 %

Group Totals
------------------
         Number           Principal Balance           Percentage
           0                      0.00                 0.00 %

                                       -8-


     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-2
                              STATEMENT TO CERTIFICATEHOLDERS
                                     June 25, 2002


Aggregate Outstanding Interest Shortfalls

Class ia1 shortfall                             0.00
Class ia2 shortfall                             0.00
Class ia3 shortfall                             0.00
Class ia4 shortfall                             0.00

Class iia1 shortfall                           0.00
Class iia2 shortfall                           0.00
Class iia3 shortfall                           0.00
Class iia4 shortfall                           0.00
Class iia5 shortfall

Class b1 shortfall                            0.00
Class b2 shortfall                            0.00
Class b3 shortfall                            0.00
Class b4 shortfall                            0.00
Class b5 shortfall                            0.00
Class b6 shortfall                            0.00
Class r shortfall                             0.00

Class ax shortfall                            4.85
Class ax1 shortfall                           0.00
Class ax2 shortfall                           0.00
Class pax shortfall                           0.00
Class pax1 shortfall                          0.00
Class pax2 shortfall                          0.00

Class iax shortfall                          10.57
Class iax1 shortfall                          0.00
Class iax2 shortfall                          0.00


Total Relief Act Shortfall             497.13
Class ia1 Relief Act Shortfall           0.00
Class ia2 Relief Act Shortfall           0.00
Class ia3 Relief Act Shortfall           0.00
Class ia4 Relief Act Shortfall           0.00
Class iia1 Relief Act Shortfall         74.02
Class iia2 Relief Act Shortfall         13.46
Class iia3 Relief Act Shortfall        112.29
Class iia4 Relief Act Shortfall        226.78
Class iia5 Relief Act Shortfall         30.00
Class iax Relief Act Shortfall          10.37
Class iax1 Relief Act Shortfall          0.00
Class iax2 Relief Act Shortfall         10.37
Class pax Relief Act Shortfall          14.40
Class pax1 Relief Act Shortfall          0.00
Class pax2 Relief Act Shortfall         14.40
Class ax Relief Act Shortfall            4.78
Class ax1 Relief Act Shortfall           0.00
Class ax2 Relief Act Shortfall           4.78
Class b1 Relief Act Shortfall            5.03
Class b2 Relief Act Shortfall            1.20
Class b3 Relief Act Shortfall            1.80
Class b4 Relief Act Shortfall            1.32
Class b5 Relief Act Shortfall            0.84
Class b6 Relief Act Shortfall            0.84
Class r Relief Act Shortfall             0.00


Sec. 4.03(viv)Aggregate Outstanding Prepayment Interest Shortfalls

Class ia1 shortfall                             0.00
Class ia2 shortfall                             0.00
Class ia3 shortfall                             0.00
Class ia4 shortfall                             0.00
Class iia1 shortfall                            0.00
Class iia2 shortfall                            0.00
Class iia3 shortfall                            0.00
Class iia4 shortfall                            0.00
Class iia5 shortfall                            0.00
Class iax shortfall                             0.00
Class iax1 shortfall                            0.00
Class iax2 shortfall                            0.00
Class pax shortfall                             0.00
Class pax1 shortfall                            0.00
Class pax2 shortfall                            0.00
Class ax shortfall                              0.00
Class ax1 shortfall                             0.00
Class px2 shortfall                             0.00
Class b1 shortfall                              0.00
Class b2 shortfall                              0.00
Class b3 shortfall                              0.00
Class b4 shortfall                              0.00
Class b5 shortfall                              0.00
Class b6 shortfall                              0.00
Class r shortfall                               0.00

Prepayment Premiums Collected and Paid to Class P   0.00

